Exhibit 99.2

2024 Year - End Results & Outlook February 6, 2025

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - lo oking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commissi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com . Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations , a channel of distribution. Presentation endnotes are included after the appendix. 2

Investment Thesis . . .


Clean Energy Leader
Infrastructure Renewal
Constructive Legislation & Regulation
Affordable Prices
Attractive & Diversified Territory
Strong Cash Flow & Balance Sheet
Investors
Co-workers
Customers
CMS ENERGY

Over two decades of industry-leading financial performance

Industry-leading net zero commitments

Excellence through the CE WAY

Top-tier regulatory jurisdiction[a]

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . is simple, clean and lean.

3

2024 Successes . . .

CMS ENERGY

People	Planet	Prosperity

• Restored power to >93% of customers within 24 hours in 2024 – compared to 87% in 2023
• ~$70M of customer assistance to help keep bills affordable
• >$230M in customer benefits from owned generation vs. MISO market
• >360 MW of incremental load, adding ~4K jobs and $5.3B of investment in MI – Top Utility for Economic Development (Site Selection)
• $110M gain on Appliance Service Plan (ASP) business sale shared with customers
	• Filed 20-yr REP adding 1 GW of solar and 2.8 GW of wind to long-term Plan
	  • Outlines plans to achieve 2023 Energy Law targets
	  • 60% Renewables by 2035 and 100% Clean Energy by 2040
	• >$210M of capital investments for gas main and vintage service pipeline replacements resulting in 472MT of methane reduction
	• Grew Voluntary Green Pricing Program to >690 MW (program cap removed)
	• >2,900 acres of land enhanced, restored or protected and >90% of waste diverted from landfills
		• Delivered adjusted EPS of $3.34 – toward the high end of our guidance range
		• Increased annual dividend per share to $2.17, 19th increase in as many years
		• Achieved >$110M of waste elimination savings through the CE Way
		• Sold ~$110M of 2023 and 2024 renewable tax credits
		• Settled 4th consecutive gas rate case
		• Named TRENDSETTER company by CPA-Zicklin Index for corporate political disclosure and accountability

. . . delivering across the Triple Bottom Line.

4

5 42% 26% 32% Updated Customer Investment Plan . . . . . . delivers benefits for customers and investors. New Utility Investment Plan Rate Base Growth Presentation endnotes are included after the appendix. Clean Energy Generation Electric Distribution & Other Gas Utility $20B ’2 5 – ’29 68 % Electric utility investment x ~$20M pre - tax for FCM by 2029 x ~$60M/yr pre - tax for Energy Efficiency incentive x NorthStar – DIG re - contracting opportunities Non - Rate Base Earnings b 2024 2029 $26.2B $39.4B ~8½% / yr a Up $3B from prior plan

Long-Term Opportunities . . .

	Electric Distribution	Electric Supply	
Long-term Plan/ Reference Filing	**Reliability Roadmap** 2025 – 2035	**Renewable Energy Plan (REP)** 2025 – 2045	**Integrated Resource Plan (IRP)** 2027 – 2045+

Key Investments	• 20K poles replaced each year
	• Up to 400 mi/yr of undergrounding
	• Rebuild 20% of substations over the next 10 years
		• 9,000 MW solar
		• 4,000 MW wind
		  • 1,200 MW online (~70% owned)
		  • 2,800 MW incremental (~100% owned)
			• >850 MW of battery storage
			• Investments driving resource adequacy – addressing intermittency of renewables

Customer Value	• Drives 2nd quartile performance for SAIDI[a] • Aims to restore 100% of customers within 24 hours	• Achieves Michigan's 60% renewable energy target by 2035 in cost-effective manner • Supports demand growth	• Delivers cleaner portfolio without compromising resource adequacy • Supports demand growth
Investment	$18B	$14.6B	TBD
Opportunity	**$10B not in 5-yr Plan**	**$10B[b] not in 5-yr Plan**	**Additional opportunity**

Presentation endnotes are included after the appendix.

. . . are robust and largely outside of 5-year Plan.

6

Expansive Economic Development Efforts . . .

CMS ENERGY



Economic Development (MW)
~9,000 additional opportunity
Manufacturing
Data Centers
Other
2% to 3% long-term growth
~900
Manufacturing
Data Centers
>1,300
Manufacturing
Data Center
Other
Historical Contracted Load '16 - '24
5-year Plan '25 - '29
Not in Plan



Electric
Gas
Combined
2022 New Load
2023 New Load
2024 New Load
Benteler Automotive
Battery component production
$105M investment
~170 jobs
Corewell Health
~$80M investment
~240 jobs
Switch
~230 MW contracted
Ford Blue Oval Battery Park
~$2,600M investment
~1,700 jobs
Corning Inc.
Solar production facility
$900M investment
~1,100 jobs
Hemlock Semiconductor
~$375M investment
~175 jobs
Saab Inc.
Military & civil security
$75M investment
~70 jobs
Northland Corporation
High-end appliance products
$21M investment
~200 jobs

. . . drive diversified growth across Michigan and reduce customer rates.

7

Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Policy

- **Timely recovery of investments**
  - ✓ Forward-looking test years/earn authorized ROEs
  - ✓ 10-month rate cases
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
  - ✓ Constructive ROEs
- **Supportive incentives enhanced w/ 2023 Michigan Energy Law**
  - ✓ Energy efficiency incentives
  - ✓ FCM adder on PPAs
- **Appointed commissioners**

	2024	2025	
Electric	Oct. 18th: Revised \$277M[a], 10.25% ROE U-21585	By Mar. 31st: Expected Order U-21585	Q2: File New Rate Case
Gas	Dec. 16th: Filed Rate Case \$248M, 10.25% ROE U-21806		By Oct. 16th: Expected Order U-21806
Renewable Energy Plan (REP)	Nov. 15th: Filed REP U-21816		By Sep. 15th: Expected Order U-21816

Presentation endnotes are included after the appendix.

. . . provides constructive outcomes and forward-looking visibility.

8

9 Commentary Amount Financial Results & Outlook . . . . . . reflect strong growth and build momentum for 2025 and beyond. Long - Term Outlook 2025 Full - Year Outlook 2024 Full - Year Results $3.34 Adjusted EPS Toward the high end Up 11¢ $3.06 – $3.12 $2.17 Adjusted EPS Guidance Annual Dividend Per Share (DPS) Toward the high end Consistent DPS growth Up $3 vs. prior plan +6% to +8% Adjusted EPS Growth Dividend Payout Ratio Utility Capital Plan ($B) a $20 $3.54 – $3.60 Delivered toward the high end ~60% payout over time Presentation endnotes are included after the appendix.

10 2024 2023 $0.87 $1.05 Reported EPS -- -- Adjustments a 0.87 $1.05 Adjusted EPS a Adjusted EPS by Segment Full Year 2024 Results . . . Fourth Quarter . . . reflect adjusted EPS growth toward the high end . 2024 2023 $3.33 $3.01 Reported EPS 0.01 0.10 Adjustments a 35X 3.11 Adjusted EPS a Utility NorthStar Parent Total Adjusted EPS $ Presentation endnotes are included after the appendix. 2024 $ 3.39 0.21 ( 0 .26 ) $ 3.34 $ 3.34

2024 Objectives Achieved . . .

CMS ENERGY

	Objectives	Actual
Adjusted EPS guidance	$3.29 – $3.35 *Toward the high end*	$3.34 ✓ *Toward the high end*
DPS growth guidance	+6% to +8%	$2.17 (up 11¢) ✓
Target credit ratings	Solid investment grade *FFO/Debt target: Mid-teens*[a]	Solid investment grade ✓ *FFO/Debt target: Mid-teens*[a]
Utility investment ($B)	$3.3	$3.3 ✓
Planned equity issuance ($M)	None	None ✓ *(excl. Covert-driven equity forward settlements)*

Presentation endnotes are included after the appendix.

. . . delivering benefits for customers AND investors.

11

12 2025 Guidance Offers Continued Growth . . . . . . c ompounding off 2024 actuals. Utility NorthStar Parent Consolidated EPS $ 4.01 – 4.05 0 .18 – 0.22 (0.65) – (0.67) $3.54 – $3.60 Adjusted EPS Toward the high end

13 2025 Adjusted EPS Growth Range . . . 2024 Normal Weather Rates, Renewables & Investment Cost Savings & Productivity (incl. Storms) Parent Financing, Tax & Other 2025 (37) – (43)¢ 21¢ 3 ¢ 39¢ $3 .34 a . . . reflects another year of premium growth. Presentation endnotes are included after the appendix. $3.54 - $3.60 a

Near- and Long-Term Objectives . . .

	2025	Long-Term Plan
Adjusted EPS guidance	$3.54 – $3.60 *Toward the high end*	+6% to +8% *Toward the high end*
Dividend Payout Ratio	~60%	~60% over time
Target credit ratings	Solid investment grade *FFO/Debt target: Mid-teens[a]*	Solid investment grade *FFO/Debt target: Mid-teens[a]*
Utility investment ($B)	$3.7	$20 2025 - 2029
Electric sales growth *Incl. Energy Efficiency ~2%/yr*	~1%	2% - 3%
Planned equity issuance ($M)	Up to $500M	~$450M/yr

Presentation endnotes are included after the appendix.

. . . provide sustainable benefits for customers AND investors.

14

15 0 10 20 30 40 50 60 70 80 Historic 2024 2026 -2029 Avg. 2026+ 2026+ DIG (750 MW) & Peakers (200 MW) . . . . . . supports the Plan with future upside opportunities. ~$65 ~$30 $ 43 Pre - Tax Income (M) Capacity Price ($kw - mon ) ~$3. 0 0 ~$3. 25 ~$4.50 ~ $7.50 ~ $10.00 Capacity Available 0% 0% ~ 25% ~25% ~25% $ ~$ 75 Opportunities ~$60

16 YTD Plan ($M) ($M) Consumers Energy: -- $1,125 First Mortgage Bonds CMS Energy: -- $1,270 Senior Unsecured -- Up to $500 Planned Equity Retirements (incl. term loans): -- None Consumers Energy -- $850 CMS Energy Existing Facilities $1,100M (Dec - 2027) $550M (Dec - 2027) $250M (Nov - 2025) Consumers Energy CMS Energy Financings 2025 Planned Financings . . . . . . fund customer investments and provide ample liquidity. Presentation endnotes are included after the appendix. ~$ 1.8 B a of net liquidity

17 2025 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact OCF Adj. EPS Sensitivity ($M) 27 17 + + ( ¢) 7 4 + + 1% 1 + + Sales a Electric (~37,000 GWh) Gas (~308 Bcf) 60 + 0 + 50 ¢ + Gas Prices 8 6 + + 2 1 + + 10 bps 10 + + Utility Earned ROE Electric Gas < 1 1 25 bps + Interest Rates 0 4 100 bps + Effective Tax Rate (19%) + + + + Electric Residential Commercial Industrial 4¢ 2½ 3 ¢ (1% Full Year in Volume) 2025 Adj. EPS Sensitivities Gas ½ ~½ ~½ <

18 Recession Industry - Leading Financial Performance . . . . . . for over two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025+ Recession Adjusted EPS Dividend +6% to +8% Weather Help Hurt Cold winter Mild summer Warm winter Hot summer Mild summer Cold winter Polar vortex Mild summer Warm winter Hot summer Hot summer Summer - less Storms Hot summer Storms Hot summer Warm winter Warm winter Mild winter Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Recession / Pandemic Garrick Rochow Mild w/ storms Hot summer Mild w/ storms

19 19 Q&A Thank You!

20 20 Appendix

Strong Balance Sheet . . .

Consumers Energy	S&P	Moody's	Fitch
Senior Secured	A	A1	A+
Commercial Paper	A-2	P-2	F-2
Outlook	Stable	Stable	Stable
CMS Energy			
Senior Unsecured	BBB	Baa2	BBB
Junior Subordinated	BBB-	Baa3	BB+
Outlook	Stable	Stable	Stable
Last Review	**Dec. 2024**	**Mar. 2024**	**Apr. 2024**

Key Strengths

Consumers Energy:

- ✓ Forward-looking recovery
- ✓ Constructive rate construct
- ✓ Strong operating cash flow generation

CMS Energy:

- ✓ 100% fixed rate debt
- ✓ Hybrid debt (w/ equity credit)
- ✓ Limited near-term maturities

. . . maintains credit metrics and solid investment-grade ratings.

21

22 2024 Adjusted EPS . . . . . . managing through COVID - 19 risks. 2023 Weather Rates, Renewables & Investment Customer Initiatives Usage, Non-Utility, Tax & Other 2024 (6)¢ 31¢ (6) ¢ 4 ¢ $3.11 a . . . reflects another year of premium growth. Presentation endnotes are included after the appendix. $3.34 a

23 Operating Cash Flow . . . . . . remains strong and supports our capital plan. Presentation endnotes are included after the appendix. 2025 2026 2027 2028 2029 NOLs a & Credits Adjusted Operating Cash Flow $0.3 $0.3 $0.3 $0.3 $0.3 Amount ($B) Year >$1.8B >$2.7B 2020 - 2024 Average 2025 - 2029 Plan Average ~$13.6B in aggregate ~$9.3B in aggregate

24 Utility Customer Investment Plan Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller 24 Clean Energy Generation Electric Distribution & Other Gas Utility Total Depreciation & Amortization a $0.8 1.7 1.2 $ 3.7 $ 1.3 2029 $0.9 1.8 1.2 $ 3.9 $ 1.6 2026 2027 2028 Total 2025 $ 0.9 1.7 1. 3 $ 3 .9 $ 1.7 $ 1.3 1.8 1.3 $ 4.4 $ 1.5 $ 1.2 1.6 1.3 $ 4.1 $ 1.4 5 - Year Plan ($B) $5 .2 8.5 6.3 $ 20.0 $7. 5 Presentation endnotes are included after the appendix. Numbers may not add due to rounding .

25 25 Endnotes

26 Presentation Endnotes 26 Slide 3: a UBS Research, 2024 state rankings and D.C. Slide 5: a Assumes $2 6 .2B rate base in 2024, $39.4B in 2029, CAGR b Over plan period years 2025 - 2029 Slide 6: a Drives 2 nd quartile performance for SAIDI excluding Major Events Days b A portion of the estimated capital investment opportunity could potentially be structured as a PPA with FCM Slide 8: a $277M position includes a $22M surcharge related to distribution investments made in 2023 above prior approved levels Slide 9 : a $20B utility capital investment plan (2025 - 2029), up $3B from prior plan (2024 - 2028) Slide 10 : a See GAAP reconciliation on slide 30 Slide 11: a Mid - teens, as calculated by rating agencies Slide 13: a Adjusted EPS Slide 14: a Mid - teens, as calculated by rating agencies Slide 16 : a $1,718M in unreserved revolvers + $79M of unrestricted cash; excludes cash unavailable for debt retirement, such as cash held at NorthStar Slide 17: a Reflects 2025 sales forecast; weather - normalized Slide 22: a Adjusted EPS Slide 23: a After - tax Slide 24: a I ncludes securitization amortization of ~$120M/yr and regulatory asset amortization of ~$150M/yr

27 27 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income ref er to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as disc ont inued operations, asset sales, impairments, restructuring costs, business optimization initiative, changes in accounting principles, voluntary separation pr ogr am, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark to - market adjustments, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with ana lysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate th e impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future per iods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adju ste d earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnin gs.

28 CMS ENERGY CORPORATION Reconciliation of GAAP Cash Flows from Operating Activities to Non - GAAP Adjusted Cash Flows from Operating Activities (Unaudited) 2020 2021 2022 2023 2024 Cash Flows from Operating Activities 1,276$ 1,819$ 855$ 2,309$ 2,370$ Adjustments - Discretionary Pension Contributions 700 - - - - Adjustments - EnerBank Operating Cash Flows (91) 24 - - - Non-GAAP Adjusted Cash Flows from Operating Activities 1,885$ 1,843$ 855$ 2,309$ 2,370$

29 CMS ENERGY CORPORATION Reconciliation of GAAP Cash Flows from Operating Activities to Non - GAAP Funds from Operations Reconciliation of GAAP Indebtedness to Non - GAAP Adjusted Debt (Unaudited) 12/31/2024 FUNDS FROM OPERATIONS $ 2,370 Net Cash Provided by Operating Activities Reconciling Items: Changes in assets and liabilities 155 Accounts receivable and accrued revenue (164) Inventories (15) Accounts payable and accrued rate refunds (42) Other current assets and liabilities $ 2,304 Adjusted operating cash flow; pre - working capital 52 50% of interest charges on Junior subordinated notes $ 2,356 FFO - Non - GAAP ADJUSTED DEBT Indebtedness $ 1,195 Current portion of long - term debt and finance leases 65 Notes payable 15,194 Long - term debt 112 Non - current portion of finance leases $ 16,566 Total Indebtedness $ (1,005) 50% of Junior subordinated notes - Par call - CMS Parent senior notes $ 15,561 Adjusted Debt - Non - GAAP

CMS ENERGY CORPORATION
Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
(Unaudited)

In Millions, Except Per Share Amounts

	Three Months Ended		Twelve Months Ended	
	12/31/24	12/31/23	12/31/24	12/31/23
Electric Utility				
Reported net income per share	$ 0.47	$ 0.50	$ 2.28	$ 1.89
Reconciling items:				
Other exclusions from adjusted earnings	*	0.01	0.01	0.02
Tax impact	(*)	(0.01)	(*)	(0.01)
Voluntary separation program	-	*	*	0.07
Tax impact	-	(*)	(*)	(0.02)
Adjusted net income per share – non-GAAP	$ 0.47	$ 0.50	$ 2.29	$ 1.95
Gas Utility				
Reported net income per share	$ 0.44	$ 0.46	$ 1.10	$ 1.08
Reconciling items:				
Other exclusions from adjusted earnings	*	*	*	0.01
Tax impact	(*)	(*)	(*)	(*)
Voluntary separation program	-	*	*	0.04
Tax impact	-	(*)	(*)	(0.01)
Adjusted net income per share – non-GAAP	$ 0.44	$ 0.46	$ 1.10	$ 1.12
NorthStar Clean Energy				
Reported net income per share	$ 0.03	$ 0.14	$ 0.21	$ 0.23
Reconciling items:				
Other exclusions from adjusted earnings	-	-	-	-
Tax impact	-	-	-	-
Adjusted net income per share – non-GAAP	$ 0.03	$ 0.14	$ 0.21	$ 0.23
Corporate Interest and Other				
Reported net loss per share	$ (0.07)	$ (0.05)	$ (0.26)	$ (0.19)
Reconciling items:				
Other exclusions from adjusted earnings	-	-	-	-
Tax impact	-	-	-	-
Adjusted net loss per share – non-GAAP	$ (0.07)	$ (0.05)	$ (0.26)	$ (0.19)
Discontinued Operations				
Reported net income per share	$ -	$ -	$ -	$ -
Reconciling items:				
Disposal of discontinued operations (gain) loss	(*)	*	(*)	(*)
Tax impact	*	(*)	*	*
Adjusted net income per share – non-GAAP	$ -	$ -	$ -	$ -
Consolidated				
Reported net income per share	$ 0.87	$ 1.05	$ 3.33	$ 3.01
Reconciling items:				
Disposal of discontinued operations (gain) loss	(*)	*	(*)	(*)
Tax impact	*	(*)	*	*
Other exclusions from adjusted earnings	*	0.01	0.01	0.03
Tax impact	(*)	(0.01)	(*)	(0.01)
Voluntary separation program	-	*	*	0.11
Tax impact	-	(*)	(*)	(0.03)
Adjusted net income per share – non-GAAP	$ 0.87	$ 1.05	$ 3.34	$ 3.11
Average Common Shares Outstanding – Diluted	298.7	292.7	298.3	291.7

* Less than $0.01 per share.

30

31 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) In Millions, Except Per Share Amounts Twelve Months Ended Three Months Ended 12/31/23 12/31/24 12/31/23 12/31/24 877 $ 993 $ 306 $ 262 $ Net Income Available to Common Stockholders Reconciling items: (1) * * * Disposal of discontinued operations (gain) loss * (*) (*) (*) Tax impact 9 6 3 * Other exclusions from adjusted earnings** (3) (1) (1) (*) Tax impact 33 * * - Voluntary separation program (8) (*) (*) - Tax impact 907 $ 998 $ 308 $ 262 $ Adjusted net income – non - GAAP 291.7 298.3 292.7 298.7 Average Common Shares Outstanding - Diluted Diluted Earnings Per Average Common Share 3.01 $ 3.33 $ 1.05 $ 0.87 $ Reported net income per share Reconciling items: (*) * * * Disposal of discontinued operations (gain) loss * (*) (*) (*) Tax impact 0.03 0.01 0.01 * Other exclusions from adjusted earnings** (0.01) (*) (0.01) (*) Tax impact 0.11 * * - Voluntary separation program (0.03) (*) (*) - Tax impact 3.11 $ 3.34 $ 1.05 $ 0.87 $ Adjusted net income per share – non - GAAP Less than $0.5 million or $0.01 per share. * Includes restructuring costs and business optimization initiative. **

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter (Unaudited)

	In Millions, Except Per Share Amounts			
	2024			
	1Q	2Q	3Q	4Q
Net Income Available to Common Stockholders	$ 285	$ 195	$ 251	$ 262
Reconciling items:				
Electric utility and gas utility	4	2	*	*
Tax impact	(1)	(*)	(*)	(*)
NorthStar Clean Energy	-	-	-	-
Tax impact	-	-	-	-
Corporate interest and other	-	-	-	-
Tax impact	-	-	-	-
Disposal of discontinued operations (gain) loss	-	-	-	(*)
Tax impact	-	-	-	*
Adjusted Net Income – Non-GAAP	$ 288	$ 197	$ 251	$ 262
Average Common Shares Outstanding – Diluted	297.2	298.5	298.8	298.7
Diluted Earnings Per Average Common Share	$ 0.96	$ 0.65	$ 0.84	$ 0.87
Reconciling items:				
Electric utility and gas utility	0.01	0.01	*	*
Tax impact	(*)	(*)	(*)	(*)
NorthStar Clean Energy	-	-	-	-
Tax impact	-	-	-	-
Corporate interest and other	-	-	-	-
Tax impact	-	-	-	-
Disposal of discontinued operations (gain) loss	-	-	-	(*)
Tax impact	-	-	-	*
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.97	$ 0.66	$ 0.84	$ 0.87

* Less than $0.5 million or $0.01 per share.

32

33 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited) In Millions, Except Per Share Amounts 2023 4Q 3Q 2Q 1Q 306 $ 174 $ 195 $ 202 $ Net Income Available to Common Stockholders Reconciling items: 3 6 30 3 Electric utility and gas utility (1) (2) (7) (1) Tax impact - - - - NorthStar Clean Energy - - - - Tax impact - - - - Corporate interest and other - - - - Tax impact * - (1) - Disposal of discontinued operations (gain) loss (*) - * - Tax impact 308 $ 178 $ 217 $ 204 $ Adjusted Net Income – Non - GAAP 292.7 291.4 291.3 291.2 Average Common Shares Outstanding – Diluted 1.05 $ 0.60 $ 0.67 $ 0.69 $ Diluted Earnings Per Average Common Share Reconciling items: 0.01 0.01 0.10 0.01 Electric utility and gas utility (0.01) (*) (0.02) (*) Tax impact - - - - NorthStar Clean Energy - - - - Tax impact - - - - Corporate interest and other - - - - Tax impact * - (*) - Disposal of discontinued operations (gain) loss (*) - * - Tax impact 1.05 $ 0.61 $ 0.75 $ 0.70 $ Adjusted Diluted Earnings Per Average Common Share – Non - GAAP * Less than $0.5 million or $0.01 per share.